First Midwest Bancorp, Inc.

Presentation Materials

August 2018

2017 Was Transformative

1. **Our multi-year investment in talent and infrastructure enabled us to**
   - Generate robust, diverse loan and fee-based revenue growth
   - Strengthen our core deposit foundation
   - Improve and add flexibility to our capital mix
   - Create capacity for growth, efficiency of scale

2. **Added $2.6bn in total assets and $1.0bn in trust assets under management ("AUM") through 2 strategic acquisitions**

3. **We created significant momentum for future earnings growth**
   - Entered 2018 as a $14bn commercial bank, with $11bn of AUM
   - Enhanced our position as a premier, Midwest-based commercial bank meeting the financial needs of our clients

First Midwest Today

A Premier Commercial Bank

- 3rd largest independent Illinois-based bank[(1)]
- $14.8bn in total assets
- $11.5bn in total deposits
- Over 2,000 colleagues
- Multi-state, Midwestern reach

With a Robust Distribution Network



Chicago
Moline
Champaign

Assets have grown at 12% CAGR since 2013



Waukegan Savings, Palos Bank, Peotone Bank, 1st Dupage ($0.9bn)
$8.3bn
Popular branches, Great Lakes Bank, National Machine Tool ($1.3bn)
$9.4bn
Peoples Bank ($110mm)
$9.7bn
NB&T of Sycamore ($0.7bn)
$11.4bn
Standard Bank ($2.6bn)
$14.1bn
$14.8bn
2013
2014
2015
2016
2017
Q2 '18

With Closing of Announced M&A, Expected to Cross $15bn in Assets

Source: Company filings and SNL Financial
Note: Financial information reflects data as of June 30, 2018.
(1) Excludes MB Financial, Inc. due to the pending merger with Fifth Third Bancorp.

Driving Our Strategic Focus

Highest Quality Team	Grow/Diversify Revenue	Balance Risk/Investment
• **Sustain high engagement** – Client-focused model • **Developing talent** – Succession, building depth – Targeted training to support business initiatives	• **Relationship focused** – Balanced commercial growth • **Business expansion** – Geographic, small business, fee businesses • **Aligned M&A**	• **Leverage infrastructure** – Technology investments – Capital allocation • **Aligned risk and compliance** • **Maintain credit culture, improve process**



Strategic M&A
Core Execution
Build Growth Businesses
(Wealth, Mortgage, Specialty, Treasury Management, Small Business)
Top Tier Returns
"Delivering Excellence": A Platform for Growth

And Our Core Beliefs

- **Relationship-based Model Remains Our Best Path to Success**
  - Driven by culture and talent investments
  - Leverages diversified business mix and strong core funding
- **Investments Already Made to Out-pace Market In Near Term**
  - Executive leadership, line of business talent
  - Standard Bancshares, Inc. (“Standard”), Premier Asset Management LLC (“Premier”) and NI Bancshares Corporation (“NB&T”) integrations
  - Specialty business lines
- **Chicago’s Size and Breadth Anchors the Midwest**
  - #11 Deposit Share in Chicago MSA[1]; #2 in South Metro
  - Broader geographic reach diversifies and lessens risk
- **Infrastructure Maturing, Creating Capacity**
  - System and process enhancements
  - Business unit efficiency
- **M&A Provides Expansion Opportunities and Scale**
  - Northern States Financial Corporation ("Northern States") acquisition targeted close Q4 '18

Source: SNL Financial
Note: Deposit share information reflects data reported annually as of June 30, 2017.
[1] Excludes MB Financial, Inc. due to the pending merger with Fifth Third Bancorp.

Investment Highlights

1. **Premier Midwest-based Commercial Bank with Attractive Operational Footprint**

2. **Relationship-driven Strategy, Supported by Leading Core Deposit Foundation**

3. **Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit**

4. **Underlying Operating Performance, Aided by "Delivering Excellence"**

5. **Platform for and Track Record of Integrating Accretive, Attractive Acquisitions**

Financial Results

	Quarters Ended		
	Q2 '17	Q1 '18	Q2 '18
Net Interest Income ("NII")	$ 118	$ 119	$ 127
Loan Loss Provision	8	15	12
Noninterest Income	45	35	37
Noninterest Expense	100	95	113
Income before Income Taxes	55	44	39
Income Tax Expense	20	10	10
Net Income	$ 35	$ 34	$ 29
Earnings Per Share ("EPS")	$ 0.34	$ 0.33	$ 0.29
EPS, Adjusted[(1)]	$ 0.35	$ 0.33	$ 0.40
ROATCE[(2)]	13.4%	12.5%	10.8%
ROATCE, Adjusted[(1)(2)]	13.6%	12.5%	14.8%
Efficiency Ratio[(1)]	59%	61%	60%

Highlights

- **Generated EPS of $0.29, down from $0.33 and $0.34 for Q1 '18 and Q2 '17, respectively**
  - EPS, adjusted[(1)] of $0.40, up 21% and 14% from Q1 '18 and Q2 '17
  - Delivering Excellence implementation costs impacts EPS by $0.11
- **Produced ROATCE, adjusted[(1)(2)] of 14.8%, up from 12.5% at Q1 '18 and from 13.6% at Q2 '17**
- **Q2 '18 net income reflects:**
  - Higher NII due to interest rates, growth in assets, partially offset by lower accretion, higher cost of funds
- **Higher noninterest expense related to the Company's corporate headquarters relocation**
  - $0.01 EPS impact

Dollars in millions, except per share data
Source: Company filings
[(1)] Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Financial Information" slides for detail.
[(2)] Represents return on average tangible common equity ("ROATCE").

Low Cost Core Funding

Average Deposits and Composition



2% Growth in Average Deposits
$11,102
$11,143
$11,179
$11,024
$11,378
14%
17%
18%
19%
32%
14%
18%
18%
18%
32%
14%
18%
18%
18%
32%
16%
16%
18%
18%
32%
16%
15%
18%
18%
32%
84% Core(1)
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Demand
Savings
NOW
Money Market
Time

Cost of Deposits



0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.32%
0.38%
0.40%
0.45%
0.54%
0.13%
0.16%
0.17%
0.22%
0.28%
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
FMBI
Peers(2)

- **Increasing deposit costs largely due to higher time deposit balances and limited pricing pressure**
- **Mix relatively unchanged, 62% retail, 27% commercial, 11% public**

Strong Core Deposit Foundation

Dollars in millions
Source: Company filings and SNL Financial
(1) Includes demand, savings, money market, and NOW accounts.
(2) Refer to the Company's 2018 Annual Meeting Proxy Statement for a detailed list of the Company's peer group.

Diversified Loan Portfolio

Growing, Diversifying Our Loan Portfolio



7% Growth in Gross Loans
$10,232
$10,390
$10,438
$10,677
$10,892
1,795
1,882
1,923
2,006
2,106
3,129
3,157
3,118
3,161
3,135
1,464
1,451
1,436
1,415
1,374
3,844
3,900
3,961
4,095
4,277
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
C&I and Agriculture
Owner Occupied CRE
Investor CRE
Consumer

Credit Trends



0.80%
0.60%
0.40%
0.20%
0.00%
0.52%
0.29%
0.24%
0.21%
0.49%(2)
0.39%(1)
2014
2015
2016
2017
YTD '18
Net Charge-offs ("NCOs")/ Avg Loans

- **YTD '18 NCOs include the final resolution of two corporate relationships**
- **NCOs/Avg Loans levels within normalized range**

Dollars in millions
Source: Company filings and reports
Note: Loan portfolio data as of the end of period.
(1) NCOs calculated for the twelve months ended June 30, 2018.
(2) Annualized based on the number of days for each period presented.

Operating Performance Strong Away from Headwinds

Tax-equivalent Net Interest Margin ("NIM"), Adjusted[1]


3.80%
3.70%
3.60%
3.50%
3.60%
3.62%
3.64%
3.64%
3.77%
- Benefiting from higher rates and growth
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18

Fee Income Ratio[1][2]


25%
24%
23%
22%
21%
20%
24%
24%
24%
23%
23%
- Overall, consistent growth between fee-based revenues and NII in rising interest rate environment
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18

Efficiency Ratio[1]


- Down from 67% in 2013
- Variability quarter to quarter
- Impacted by Durbin Amendment
64.0%
63.0%
62.0%
61.0%
60.0%
59.0%
58.0%
59%
59%
61%
61%
60%
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18

EPS, Adjusted[1]


- Benefiting from higher interest rates, strong loan growth, and controlled operating expenses
$0.50
$0.40
$0.30
$0.20
$0.35
$0.33
$0.34
$0.33
$0.40
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18

Source: Company filings and reports

[1] Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Financial Information" slides for detail.

[2] Q2 '17 is adjusted for the impact of the Durbin Amendment of the Dodd-Frank Act ("Durbin Amendment"), which became effective in Q3 '17, and Q1 '18 and Q2 '18 are adjusted for the reclassification impact of adopted accounting guidance.

Recent Acquisitions

Acquisition History

Target Company	Year Founded	Close Date	At Announcement Assets	At Announcement Deposits	At Announcement AUM
Bank Acquisitions					
Standard Bancshares	1947	Jan-2017	$2.5	$2.2	$0.3
NI Bancshares	1867	Mar-2016	$0.6	$0.6	$0.7
Peoples Bancorp	1999	Dec-2015	$0.1	$0.1	—
Great Lakes Financial	1896	Dec-2014	$0.6	$0.5	—
Branch Acquisitions					
Popular Community Bank	—	Aug-2014	$0.7	$0.7	—
Non-Bank Acquisitions					
Premier Asset Management	2001	Feb-2017	—	—	$0.6
National Machine Tool	1986	Sep-2014	—	—	—
			$4.5	$4.1	$1.6

Driving Operating Leverage



3.45%
3.25%
3.05%
2.85%
2.65%
3.27%
3.17%
3.10%
2.98%
2.86%
2014
2015
2016
2017
2018 (1)
Noninterest Expenses / Avg Assets

Balance of Acquired and Organic Asset Growth[2]



Total Asset CAGR: 12%
Organic Asset CAGR: 6%
Organic Growth
Acquisitions
$9.4
$1.3
$8.1
$9.7
$1.4
$8.3
$11.4
$2.0
$9.4
$14.1
$4.5
$9.6
$14.8
$4.5
$10.3
2014
2015
2016
2017
Q2 '18

Dollars in billions
Source: Company regulatory filings and SNL Financial
Note: Data as of the end of the period.
(1) For the twelve months ended June 30, 2018.
(2) Assumes reported assets less acquired assets (based on closed acquisitions at that time, unless otherwise noted) is equivalent to organic asset growth.

First Midwest Bancorp, Inc.

Financial Review and Outlook

Q2 '18 Financial Highlights

EPS

- Generated EPS of $0.29, compared to $0.33 and $0.34 for Q1 '18 and Q2 '17, respectively; impacted by $0.11 due to implementation costs associated with Delivering Excellence
  - Increased EPS, adjusted[1] to $0.40, up 21% and 14% from Q1 '18 and Q2 '17, respectively

Loans and Deposits

- Grew loans to $11bn, up 8% annualized from Q1 '18 and 6% from Q2 '17
- Increased total average deposits to $11bn, up 3% from Q1 '18 and Q2 '17; core deposit mix of 84%, consistent with both prior periods

NII and NIM

- Expanded NII to $127mm, up 7% from Q1 '18 and 8% from Q2 '17
- Increased NIM to 3.91%; excluding accretion, NIM[1] up 13 bps compared to Q1 '18 and 17 bps from Q2 '17

Provision for Loan Losses and Asset Quality

- Reported provision for loan losses of $12mm, down $4mm from Q1 '18
- Lower NCOs to average loans of 0.36% compared to 0.62% for Q1 '18
- Decreased non-performing assets ("NPAs") to total loans plus other real estate owned ("OREO") to 0.70%, down 22 bps from Q1 '18

Noninterest Income

- Higher noninterest income in most categories excluding an accounting reclassification[2] and the Durbin Amendment; linked quarter seasonally impacted

Noninterest Expense

- Controlled expenses, reporting an efficiency ratio[1] of 60%, down from 61% in Q1 '18 and up from 59% in Q2 '17
  - Higher expense of $1mm, or $0.01 per share, related to the the Company's corporate headquarters relocation

Dividends

- Declared dividends per share of $0.11, consistent with Q1 '18 and up 10% from Q2 '17

Source: Company filings

[1] These financial measures exclude certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.

[2] As a result of accounting guidance adopted in Q1 '18, certain noninterest income line items and the related noninterest expense line items that are presented on a gross basis in prior periods are presented on a net basis in noninterest income for subsequent periods.

Net Interest Income

Net Interest Income Trend and Composition

	Quarters Ended				
	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18
Total interest-earning assets	$12,367	$12,544	$12,541	$12,752	$13,181
NIM[1]	3.88 %	3.86 %	3.84 %	3.80 %	3.91 %
Accretion	(0.28)%	(0.24)%	(0.20)%	(0.16)%	(0.14)%
NIM, adjusted[1]	3.60 %	3.62 %	3.64 %	3.64 %	3.77 %
Tax reform impact on FTE	N/A	N/A	N/A	0.03 %	0.03 %


$118
$9
$120
$8
$119
$6
$119
$5
$128
$4
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
NII
Accretion
Tax-equivalent adjustment

Highlights

- **NII up 7% from Q1 '18 and 8% from Q2 '17**
  - Accretion down $1mm from Q1 '18 and $4mm from Q2 '17
- **NIM, adjusted[1] of 3.77%, up 13bps from Q1 '18 and 17bps from Q2 '17**
  - Reflective of higher interest rates and earning asset growth
- **Strong core deposits base allowed for controlled funding costs through 7 rate hikes since December of 2015**

Dollars in millions
Source: Company filings
[1] This is a non-GAAP financial measure. NIM, adjusted excludes the impact of acquired loan accretion. See the accompanying "Non-GAAP Financial Information" slides for detail.

Noninterest Income

Noninterest Income Trend and Composition

	Quarters Ended				
	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18
As reported	$ 45	$ 43	$ 35	$ 35	$ 37
Less: Net securities (gains) losses	—	(3)	5	—	—
Accounting reclassification[2]	—	—	—	4	4
Durbin Amendment	(3)	—	—	—	—
As adjusted[1]	$ 42	$ 40	$ 40	$ 39	$ 41



$45
$43
$35
$35
$37
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
Deposit Service Charges
Wealth Management
Card-based
Mortgage Banking
Other Noninterest Income (3)

Highlights

- **Increase in noninterest income, adjusted[1] by 5% from Q1 '18**
  - Broad-based across most categories
- **Down from Q2 '17, impacted by Durbin, an accounting reclassification[2], and lower other income of $1mm**
  - Card-based, adjusted[1] up 8%
  - Wealth management up 4%
  - Capital markets up 27%
- **Expanded assets under management to $11bn; wealth fees consistent with Q1 '18 and up 4% from Q2 '17**

Dollars in millions
Source: Company filings and reports
[1] This is a non-GAAP financial measure. See the accompanying "Non-GAAP Financial Information" slides for discussion.
[2] As a result of accounting guidance adopted in Q1 '18, certain noninterest income line items and the related noninterest expense line items that are presented on a gross basis in prior periods are presented on a net basis in noninterest income for subsequent periods.
[3] Other noninterest income includes merchant servicing fees, capital market products income, and other service charges, commissions, and fees.

Noninterest Expense

Noninterest Expense Trend and Composition

	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18
	Quarters Ended				
As reported	$ 100	$ 97	$ 102	$ 95	$ 113
Accounting reclassification[1]	—	—	—	4	4
Delivering Excellence implementation costs	—		—	—	(15)
Special bonus, charitable contribution	—	—	(4)	—	—
Acquisition and integration related expenses	(1)	—	—	—	—
As adjusted[2]	$ 99	$ 97	$ 98	$ 99	$ 102



$100
$1
59%
$97
59%
$102
$4
61%
$95
61%
$113
$15
60%
Salaries & Benefits
Occupancy & Equipment
Professional Services
Technology
Merchant Card
Other
Adjustments(2)
Efficiency ratio
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18

Highlights

- **Noninterest expense, adjusted[2] of $102mm**
  - Up modestly due to seasonality
  - $1.4mm of expenses related to the corporate headquarters relocation
- **Delivering Excellence implementation costs of $15mm, in-line with expectations**
- **Controlled expenses, reporting an efficiency ratio[2] of 60%**

Dollars in millions
Source: Company filings
[1] As a result of accounting guidance adopted in Q1 '18, certain noninterest income line items and the related noninterest expense line items that are presented on a gross basis in prior periods are presented on a net basis in noninterest income for subsequent periods.
[2] See the accompanying "Non-GAAP Financial Information" slides for detail on adjustments and non-GAAP financial measure calculations.

Loan Portfolio and Credit Trends

NPAs


1.25%
1.00%
0.75%
0.50%
1.07%
0.86%
0.89%
0.92%
0.70%
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
NPAs / Loans + OREO (1)

Performing Potential Problem Loans ("PPPLs")


5.00%
4.00%
3.00%
2.00%
4.63%
4.41%
4.36%
3.05%
3.77%
2014
2015
2016
2017
Q2 '18
PPPLs / Corporate Loans

Allowance for Credit Losses ("ACL")


1.25%
1.00%
0.75%
0.50%
0.91%
0.92%
0.93%
0.90%
0.90%
Q2 '17
Q3 '17
Q4 '17
Q1 '18
Q2 '18
ACL / Loans

Highlights

- **NPAs down from Q1 '18 due primarily to the final resolution of two corporate relationships**
- **PPPLs to corporate loans down nearly 20% from 2014 reflecting strong overall credit performance; natural fluctuations from period to period**

Source: Company filings and reports

(1) NPAs are defined as nonaccrual loans + loans 90+ days past due + accruing TDRs + OREO. Purchased credit impaired loans with and accretable yield are considered current and are not included in loans 90+days past due.

Capital

	December 31,				June 30,
	2014	2015	2016	2017	2018
Company Regulatory Capital Ratios[1]:					
• CET1[2] capital to risk-weighted assets ("RWA")	9.5%	9.7%	9.4%	9.7%	9.7%
• Tier 1 capital to RWA	10.2%	10.3%	9.9%	10.1%	10.1%
• Total capital to RWA	11.2%	11.1%	12.2%	12.1%	12.1%
Other Company Capital Ratios[3]:					
• Tangible common equity to tangible assets	8.4%	8.6%	8.1%	8.3%	8.0%
• Tangible common equity to RWA	9.8%	9.3%	8.9%	9.3%	9.2%
• Dividend payout ratio	33.7%	34.2%	31.5%	40.6%	38.3%
• Dividend payout ratio, adjusted	30.1%	31.8%	29.6%	29.0%	27.7%

Strong Earnings Return Capital to Levels Last Achieved Prior to Acquisitions

[1] Basel III Capital Rules became effective for the Company on January 1, 2015. As a result, ratios subsequent to December 31, 2014 are computed using the new rules and the prior periods presented are reported using the regulatory guidance at that time.
[2] Represents Common Equity Tier 1 capital ("CET1").
[3] For details on these ratios, see the accompanying "Non-GAAP Financial Information" slides for detail.

2018 Outlook

Outlook Unchanged from Prior Quarter Unless Otherwise Noted

Loans and Deposits

- Mid-single digit annualized growth from Q2 '18 for the remainder of the year
- Low-single digit average deposit growth for the full year expected

Net Interest Income and Margin

- NII up high-single digits from 2017 ($472mm) **(updated)**
- Continued modest NIM expansion
- Scheduled accretion of $8mm for the remainder of the year

Noninterest Income

- Growth of $1-$2mm per quarter

Noninterest Expense

- Total noninterest expense of $94-$96mm per quarter for the remainder of the year reflective of Delivering Excellence **(updated)**

Asset Quality

- NCOs for the remainder of the year expected in the 30 bps range **(updated)**
- Provision expense expected to approximate $10mm per quarter
- Some variability by quarter and subject to economic conditions and activity in acquired loans

Taxes

- Effective tax rate expected to be approximately 25% – Q3 likely positively impacted by the finalization of tax reform **(updated)**

Building Our Future

Operating as a Larger Company
Infrastructure Maturing, Creating Capacity

We surpassed $10bn in total assets in Q1 '16, subject to expanded regulatory requirements in 2017

- Reduced interchange revenue by approximately $3mm per quarter (pre-tax), began 7/1/17
- Regulation by CFPB
- Additional regulatory expectations


2013
$8.3bn
2016
$11.4bn
Q2 '18
$14.8bn
Greater than
$15.0bn

Growth, scale allows:

- Better leveraging of control infrastructure
- Broader lending, revenue streams
- Succession, talent development
- Alignment with strategic priorities

Creating a Platform for Growth

Delivering Excellence

Natural Next Step

Enhance the customer experience . . .

- **Faster delivery of service** through streamlined processes, improving customer onboarding through account servicing
- **More efficient client coverage model across segments**
- **Deepen customer relationships** across business units, providing additional products to suit needs

...and Improve efficiency of operations

- **Identified run rate benefits of ~$27mm** ($22mm cost savings, $5mm revenue by 2021)
  - Cost reductions largely completed by Q4 ‘18
  - Anticipated revenue lift in future years, primarily greater Retail product penetration
  - Investor guidance of 2019 earnings benefit ≥ $20mm will be achieved
- **Work progresses according to plan, potential for further upside**

Delivering Excellence
Immediate Improvements, Scalable For Future


5 operating model shifts
Front-office sales model
Depth of relationships
Risk Culture
Operations and Technology
Support for business units

Aspiration

- Better align front-office sales to size of opportunity
- Deepen penetration of existing customers, both within and across business units
- Better align processes to the underlying risk to the bank
- Leverage automation to create scalable operations
- Upgrade technology
- Improve saleability of support functions
- Collaborate more closely with business units

Delivering Excellence
Projected Financial Impact



2018
2019
2020
2021
Recurring benefit
$4
$4
$22
$2
$20
$26
$5
$21
$27
$5
$22
One time costs
-$22
$-2
$-1
$0
Net impact
-$18
$20
$25
$27
Cost
Revenue

- **Immediate, sustainable profit improvement**
  - Cost reductions largely completed by Q4 '18, reflecting:
    - Closing and consolidation of 19 locations
    - 7% staff reduction, nearly half through attrition
- **Implementation costs of ~ $22mm in 2018, ($15mm in Q2)**
- **1 year earnback period, solely on lower costs**
- **Revenue growth expected to fund future investment needs**

Well-Positioned for Growth, Future Opportunities

Strategy and Future Opportunities

Leveraging Our Strengths

- Engaged, talented team
- Strong balance sheet, well-positioned for raising rates
- Attractive markets, growing opportunities
- Significant capital and liquidity

Environment Creating Opportunities, Consolidation Expected

- Locally, approximately 40 banks between $350mm and $4bn in assets[1]
- Opportunities expected in adjacent Midwest markets

We Are a Compelling Partner

- Solid reputation, culture
- Strong capital, capacity, experience

Aligned With Strategic Priorities

- Building the highest quality team
- Diversifying / growing loans and revenues
- Balancing investment and risk

Adjacent Midwest Markets



WI
IA
IL
MI
IN
Milwaukee
Grand Rapids
Chicago
Iowa City
Moline
Champaign
Springfield
St Louis
Indianapolis
I74 / I55
90
88
80
55
67
65
74
72
70
57
64
94
69

Well-positioned for Future Growth, "Delivering Excellence" Provides Further Scale

Source: SNL Financial
[1] Reflects data for the Chicago-Naperville-Elgin, IL-IN-WI (Metro) MSA.

Overview of Northern States

Transaction Highlights

Compelling Rationale

- Expands Chicagoland presence in attractive Lake County
- Attractive deposit franchise
- Low risk integration

Financially Attractive

- Full year earnings per share accretion estimated at approximately 2% ($0.05) in 2020; ~75% in 2019
- Tangible book value earn back of less than 2.5 years[2]
- Internal rate of return in excess of 20%

Valuation Multiples[3]

- 1.7x tangible book value per share
- Core deposit premium of 10.7%[1]
- 10.8x LTM earnings including fully phased-in after-tax cost savings

Conservative Transaction Assumptions

- ~50% reduction in Northern States' total noninterest expense base (phased-in 75% in 2019 and 100% in 2020)

June 30, 2018 Financial Snapshot

- $530mm in total assets
- $450mm in deposits, ~90% core[1]
- $310mm in loans

Branch Networks



94
47
Woodstock
McHenry
59
North Chicago
Lake Forest
Vernon Hills
Lake in the Hills
Highland Park
Carpentersville
Northbrook
Glenview
Evanston
Elgin
Niles Skokie
Streamwood
Addison
St Charles
Elmhurst
Carol Stream
Geneva
Wheaton
Batavia
Cicero
55
56
110

First Midwest (Northern Region)

Northern States

Targeting Q4 '18 Close, Subject To Regulatory Approvals, Stockholder Approval And Customary Closing Conditions

(1) Core deposits include all deposits less time deposits > $100K.
(2) Using either the "crossover" earn back period (defined as the number of years for pro forma tangible book value per share to exceed projected standalone tangible book value per share) or the "simple" earn back period (defined as dilution to tangible book value per share at close divided by EPS accretion in 2020). Calculations include expected transaction expenses.
(3) Based on First Midwest's closing stock price on date of announcement, June 5, 2018, of $26.73.

First Midwest Bancorp, Inc.

Investment Highlights

1. **Premier Midwest-based Commercial Bank with Attractive Operational Footprint**
2. **Relationship-driven Strategy, Supported by Leading Core Deposit Foundation**
3. **Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit**
4. **Underlying Operating Performance, Aided by "Delivering Excellence"**
5. **Platform for and Track Record of Integrating Accretive, Attractive Acquisitions**

Appendix

Forward-Looking Statements

This presentation, as well as any oral statements made by or on behalf of First Midwest Bancorp, Inc. (the "Company" or "First Midwest"), may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as “may,” “might,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “outlook,” ”predict,” “project,” “probable,” “potential,” “possible,” “target,” “continue,” “look forward” or “assume” and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to our future financial performance, including the related outlook for 2018, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, First Midwest's "Delivering Excellence" initiative, including actions, goals, and expectations, as well as costs and benefits therewith and the timing thereof, anticipated trends in First Midwest's business, regulatory developments, the impact of federal income tax reform legislation, acquisition transactions, including estimated synergies, cost savings and financial benefits of pending or consummated transactions (such as First Midwest's proposed acquisition of Northern States), and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties, and assumptions. For a discussion of these risks, uncertainties, and assumptions, you should refer to the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, as well as First Midwest's subsequent filings made with the Securities and Exchange Commission ("SEC"). However, these risks and uncertainties are not exhaustive. Other sections of such reports describe additional factors that could adversely impact First Midwest's business and financial performance.

Additional Information

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of First Midwest and Northern States, First Midwest has filed a registration statement on Form S-4 (file no. 333-226506) with the SEC. The registration statement includes a proxy statement of Northern States, which also constitutes a prospectus of First Midwest, that will be sent to Northern States' stockholders. Investors and stockholders are advised to read the registration statement and proxy statement/prospectus because it contains important information about First Midwest, Northern States and the proposed transaction. This document and other documents relating to the transaction filed by First Midwest can be obtained free of charge from the SEC's website at *www.sec.gov*. These documents also can be obtained free of charge by accessing First Midwest's website at *www.firstmidwest.com* under the tab "Investor Relations" and then under "SEC Filings." Alternatively, these documents can be obtained free of charge from First Midwest upon written request to First Midwest Bancorp, Inc., Attn: Corporate Secretary, 8750 West Bryn Mawr Avenue, Suite 1300, Chicago, Illinois 60631 or by calling (708) 831-7563, or from Northern States upon written request to Northern States Financial Corporation, Attn: Scott Yelvington, President and Chief Executive Officer, 1601 North Lewis Avenue, Waukegan, Illinois 60085 or by calling (847) 775-8200.

Participants in the Proposed Northern States Transaction

First Midwest, Northern States and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from Northern States' stockholders in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, is included in the proxy statement/prospectus regarding the proposed transaction. Additional information about First Midwest and its directors and certain of its officers may be found in First Midwest's definitive proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on April 11, 2018 and First Midwest's annual report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 28, 2018. The definitive proxy statement and annual report can be obtained free of charge from the SEC's website at *www.sec.gov*.

Non-GAAP Financial Information

The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include EPS, adjusted, the efficiency ratio, ROATCE, adjusted, tax-equivalent NII, NIM, NIM, adjusted, noninterest income, adjusted, card-based fees, adjusted, noninterest expense, adjusted, tangible common equity to tangible assets, tangible common equity, excluding accumulated other comprehensive income ("AOCI"), to tangible assets, and the dividend payout ratio, adjusted.

The Company presents EPS, the efficiency ratio, return on average tangible common equity, and the dividend payout ratio, all adjusted for certain significant transactions. These transaction include Delivering Excellence implementation costs (Q2 '18), the revaluation of deferred tax assets ("DTAs") (Q4 '17), certain actions resulting in securities gains (losses) (Q4 '17 and Q3 '17), a special bonus to colleagues (Q4 '17), a charitable contribution to the First Midwest Charitable Foundation (Q4 '17), and acquisition and integration related expenses associated with completed and pending acquisitions (Q3 '17 and Q2 '17). Management believes excluding these transactions from EPS, the efficiency ratio, return on average tangible common equity, and the dividend payout ratio is useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion facilitates better comparability between periods. Management believes that excluding acquisition and integration related expenses from these metrics is useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics enhances comparability for peer comparison purposes.

The Company presents noninterest income, adjusted, which excludes an accounting reclassification, the Durbin Amendment, and net securities gains, card-based fees, adjusted, which excludes an accounting reclassification and the Durbin Amendment, and noninterest expense, adjusted, which excludes an accounting reclassification, a special bonus to colleagues, a charitable contribution to the First Midwest Charitable Foundation, Delivering Excellence implementation costs, and acquisition and integration related expenses. Management believes that excluding these items from noninterest income and noninterest expense is useful in assessing the Company's underlying operational performance as these items either do not pertain to its core business operations or their exclusion facilitates better comparability between periods and for peer comparison purposes.

The tax-equivalent adjustment to NII and NIM recognizes the income tax savings when comparing taxable and tax-exempt assets which are presented at the current federal income tax rate of 21% and prior periods are presented using the federal income tax rate applicable at that time of 35%. Management believes that it is standard practice in the banking industry to present NII and NIM on a fully tax-equivalent basis and that it enhances comparability for peer comparison purposes. In addition, management believes that the tax-equivalent net interest margin, adjusted, enhances comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate based on the size of each acquisition, as well as from period to period.

In management's view, tangible common equity measures are capital adequacy metrics meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations for details on the calculation of these measures to the extent presented herein.

Non-GAAP Financial Information

	Quarters Ended									
	Q2 '17		Q3 '17		Q4 '17		Q1 '18		Q2 '18	
Efficiency Ratio Calculation										
Noninterest expense	$	99,751	$	97,190	$	102,326	$	95,582	$	113,416
Net OREO expense		(1,631)		(657)		(695)		(1,068)		256
Delivering Excellence implementation costs		—		—		—		—		(15,015)
Special bonus		—		—		(1,915)		—		—
Charitable contribution		—		—		(1,600)		—		—
Acquisition and integration related expenses		(1,174)		(384)		—		—		—
Total noninterest expense for efficiency ratio calculation	$	96,946	$	96,149	$	98,116	$	94,514	$	98,657
Tax-equivalent net interest income[(1)]	$	119,625	$	121,935	$	121,154	$	119,538	$	128,442
Noninterest income		44,945		43,348		34,905		35,517		36,947
Less: net securities (gains) losses		(284)		(3,197)		5,357		—		—
Total	$	164,286	$	162,086	$	161,416	$	155,055	$	165,389
Efficiency ratio		59%		59%		61%		61%		60%

Dollars in thousands
Source: Company filings
(1) Presented on a tax-equivalent basis, assuming the applicable federal income tax rate for each period presented. As a result, interest income and yields on tax-exempt securities and loans subsequent to December 31, 2017 are presented using the current federal income tax rate of 21% and prior periods are computed using the federal income tax rate applicable at that time, or 35%.

Non-GAAP Financial Information

	Quarters Ended				
	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18
Net Income					
Net income	$ 34,950	$ 38,235	$ 2,347	$ 33,510	$ 29,600
Net income applicable to non-vested restricted shares	(336)	(340)	(6)	(311)	(240)
Net income applicable to common shares	$ 34,614	$ 37,895	$ 2,341	$ 33,199	$ 29,360
Delivering Excellence implementation costs, net of tax	—	—	—	—	11,261
DTA revaluation	—	(2,846)	26,555	—	—
(Gains) losses from securities portfolio actions, net of tax	—	(1,886)	3,161	—	—
Special bonus, net of tax	—	—	1,130	—	—
Charitable contribution, net of tax	—	—	944	—	—
Acquisition and integration related expenses, net of tax	704	227	—	—	—
Total adjustments to net income, net of tax	704	(4,505)	31,790	—	11,261
Net income applicable to common shares, adjusted ("Net income, adjusted")	$ 35,318	$ 33,390	$ 34,131	$ 33,199	$ 40,621
EPS					
Net income applicable to common shares	$ 34,614	$ 37,895	$ 2,341	$ 33,199	$ 29,360
Net income, adjusted	$ 35,318	$ 33,390	$ 34,131	$ 33,199	$ 40,621
Weighted-average common shares outstanding (basic)	101,743	101,752	101,766	101,922	102,159
Dilutive effect of common stock equivalents	20	20	21	16	—
Weighted-average diluted common shares outstanding	101,763	101,772	101,787	101,938	102,159
Basic EPS	$ 0.34	$ 0.37	$ 0.02	$ 0.33	$ 0.29
Diluted EPS	$ 0.34	$ 0.37	$ 0.02	$ 0.33	$ 0.29
EPS, adjusted	$ 0.35	$ 0.33	$ 0.34	$ 0.33	$ 0.40

Dollars in thousands, except per share data
Source: Company filings

Non-GAAP Financial Information

	Quarters Ended				
	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18
Return on Average Tangible Common Equity ("ROATCE")					
Net income, adjusted	$ 35,318	$ 33,390	$ 34,131	$ 33,199	$ 40,621
Intangibles amortization, net of tax	1,298	1,139	1,066	1,294	1,345
Net income, excluding intangibles amortization, adjusted	$ 36,616	$ 34,529	$ 35,197	$ 34,493	$ 41,966
Average stockholders' equity	$ 1,830,536	$ 1,855,647	$ 1,880,265	$ 1,873,419	$ 1,890,727
Less: average intangible assets	(753,521)	(751,366)	(749,700)	(753,870)	(753,887)
Average tangible common equity	$ 1,077,015	$ 1,104,281	$ 1,130,565	$ 1,119,549	$ 1,136,840
ROATCE	13.4%	14.0%	1.2%	12.5%	10.8%
ROATCE, adjusted	13.6%	12.4%	12.4%	12.5%	14.8%
Tax-Equivalent Net Interest Income / Margin					
Net interest income	$ 117,583	$ 119,893	$ 119,331	$ 118,563	$ 127,403
Tax-equivalent adjustment	2,042	2,042	1,823	975	1,039
Tax-equivalent net interest income[1]	$ 119,625	$ 121,935	$ 121,154	$ 119,538	$ 128,442
Less: acquired loan accretion	(8,757)	(7,581)	(6,240)	(5,112)	(4,445)
Tax-equivalent net interest income, adjusted[1]	$ 110,868	$ 114,354	$ 114,914	$ 114,426	$ 123,997
Average interest-earning assets	$ 12,366,739	$ 12,544,134	$ 12,541,073	$ 12,751,526	$ 13,181,410
Tax-equivalent net interest margin[1]	3.88%	3.86%	3.84%	3.80%	3.91%
Tax-equivalent net interest margin, adjusted[1]	3.60%	3.62%	3.64%	3.64%	3.77%
Fee Income Ratio					
Noninterest income	$ 44,945	$ 43,348	$ 34,905	$ 35,517	$ 36,947
Less: other noninterest income	(3,433)	(1,846)	(2,476)	(2,471)	(2,121)
Less: securities (gains) losses	(284)	(3,197)	5,357	—	—
Fee-based revenues	41,228	38,305	37,786	33,046	34,826
Less: Accounting reclassification	—	—	—	3,666	4,046
Less: Durbin Amendment	(3,100)	—	—	—	—
Fee-based revenues, adjusted	38,128	38,305	37,786	36,712	38,872
Tax-equivalent net interest income[1]	119,625	121,935	121,154	119,538	128,442
Total revenue for fee income ratio	$ 157,753	$ 160,240	$ 158,940	$ 156,250	$ 167,314
Fee income ratio[2]	24%	24%	24%	23%	23%

Dollars in thousands
Source: Company filings
[1] Presented on a tax-equivalent basis, which reflects federal tax benefits.
[2] Fee-based revenues, adjusted divided by total revenue for fee income ratio.

Non-GAAP Financial Information

	Quarters Ended				
	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18
Tangible Common Equity					
Stockholders' equity	$ 1,836,843	$ 1,865,130	$ 1,864,874	$ 1,869,287	$ 1,883,563
Less: goodwill and other intangible assets	(752,413)	(750,436)	(754,757)	(754,814)	(753,020)
Tangible common equity	1,084,430	1,114,694	1,110,117	1,114,473	1,130,543
Less: AOCI	36,567	38,036	33,036	57,531	64,400
Tangible common equity, excluding AOCI	$ 1,120,997	$ 1,152,730	$ 1,143,153	$ 1,172,004	$ 1,194,943
Total assets	$ 13,969,140	$ 14,267,142	$ 14,077,052	$ 14,379,971	$ 14,818,076
Less: goodwill and other intangible assets	(752,413)	(750,436)	(754,757)	(754,814)	(753,020)
Tangible assets	$ 13,216,727	$ 13,516,706	$ 13,322,295	$ 13,625,157	$ 14,065,056
Risk-weighted assets	$ 12,180,416	$ 12,362,833	$ 11,920,372	$ 12,135,662	$ 12,345,200
Tangible common equity to tangible assets	8.2%	8.2%	8.3%	8.2%	8.0%
Tangible common equity, excluding AOCI to tangible assets	8.5%	8.5%	8.6%	8.6%	8.5%
Tangible common equity to RWA	8.9%	9.0%	9.3%	9.2%	9.2%

	Years Ended December 31,				Quarter Ended
	2014	2015	2016	2017	June 30, 2018
Dividend Payout Ratio					
Dividends declared per share	$ 0.31	$ 0.36	$ 0.36	$ 0.39	$ 0.11
EPS	$ 0.92	$ 1.05	$ 1.14	$ 0.96	$ 0.29
EPS, adjusted	$ 1.03	$ 1.13	$ 1.22	$ 1.35	$ 0.40
Dividend payout ratio	33.7%	34.2%	31.5%	40.6%	38.3%
Dividend payout ratio, adjusted	30.1%	31.8%	29.6%	29.0%	27.7%

Dollars in thousands, except per share data
Source: Company filings

Certain Terms Used in This Presentation

Net income, Adjusted – Equals net income applicable to common shares excluding the impact of delivering excellence implementation costs (Q1 '18), the revaluation of DTAs (Q4 '17), certain actions resulting in securities losses (Q4 '17), a special bonus to colleagues (Q4 '17), a charitable contribution to the First Midwest Charitable Foundation (Q4 '17), acquisition and integration related expenses associated with completed and pending acquisitions (Q2 '17 and Q3 '17).

Core Deposits – Includes demand, savings, money market, and NOW accounts.

Fee-based Revenues – Equals noninterest income earned from fee-based businesses including, but not limited to, wealth management fees, deposit service charges, card-based fees, mortgage banking income, merchant servicing fees, and other service charges, commissions, and fees.

Fee-based Revenues, Adjusted – Equals fee-based revenues, excluding an accounting reclassification and the Durbin Amendment.

Fee Income Ratio – Equals fee-based revenues, adjusted divided by tax-equivalent net interest income plus fee-based revenues, adjusted.

Noninterest Income, Adjusted – Equals noninterest income, excluding an accounting reclassification, the Durbin Amendment, and net securities gains.

Noninterest Expense, Adjusted – Equals noninterest expense, excluding an accounting reclassification, a special bonus to colleagues, a charitable contribution to the First Midwest CHaritable Foundation, Delivering Excellence implementation costs, and acquisition and integration related expenses.

Return on Average Tangible Common Equity ("TCE"), adjusted – Equals net income, adjusted, excluding intangibles amortization expense, net of tax, divided by TCE. TCE represents average stockholders' equity less average goodwill and other intangible assets.

Earnings Per Share, Adjusted – Equals net income, adjusted divided by weighted-average diluted common shares outstanding.

Efficiency Ratio – The efficiency ratio expresses noninterest expense, adjusted, excluding net OREO expense, as a percentage of tax-equivalent net interest income plus total noninterest income, excluding net securities (gains) losses. The ratio excludes the impact of items detailed in net income, adjusted above.

Net Interest Margin, Adjusted – Equals tax-equivalent net interest income, excluding the impact of acquired loan accretion, as a percent of average total interest-earning assets.

Dividend Payout Ratio, Adjusted – Equals dividends declared per share divided by earnings per share, adjusted.